                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 5, 1995
                                                        -----------------

                                 Teradyne, Inc.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

       Massachusetts                         1-6462              04-2272148
-------------------------------           -----------        ------------------
(State or Other Jurisdiction of           (Commission        (I.R.S. Employer
Incorporation or Organization)            File Number)       Identification No.)

321 Harrison Avenue,
Boston, Massachusetts                                          02118
---------------------                                         --------
(Address of Principal Executive                              (Zip Code)
Offices)


       Registrant's telephone number, including area code: (617) 482-2700
                                                           --------------

          Total number of sequentially numbered pages in this filing, including exhibits thereto:6
                        Exhibit Index Located on Page 5


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                                      -1-



Item 5.        Other Events

         On September 5, 1995, Teradyne, Inc. ("Teradyne") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with M Merger Corp., a Delaware corporation and wholly owned subsidiary of Teradyne ("Merger Sub"), and Megatest Corporation, a Delaware corporation ("Megatest"). Pursuant to the Merger Agreement, and upon the satisfaction of all closing conditions, Merger Sub will merge (the "Merger") with and into Megatest, with Megatest as the surviving corporation.

         Upon the closing of the Merger, each outstanding share of Megatest common stock will be converted into the right to receive 0.9091 shares of Teradyne common stock, subject to the following adjustment (.9091 shares, as adjusted, the "Exchange Ratio"): (i) if the Final Teradyne Stock Price (as defined below) is equal to or less than $36.00 per share, no adjustment to the Exchange Ratio shall be made; (ii) if the Final Teradyne Stock Price is greater than $36.00 per share then the Exchange Ratio shall be adjusted pursuant to the following formula:

Exchange Ratio = ____________________1___________________
                 (Final Teradyne Stock Price x .02) + .38

but in no event  will the  Exchange  Ratio be  greater  than  .9091 or less than
 .8333. "Final Teradyne Stock Price" shall mean the average of the closing prices of Teradyne common stock for the twenty consecutive days on which Teradyne common stock is traded on The New York Stock Exchange ending on the fifth calendar day immediately preceding the Special Meeting of Megatest Stockholders held for the purpose of approving the Merger.


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                                      -2-


         By way of example only, the following table illustrates the calculation of the Exchange Ratio as determined in accordance with various Final Teradyne Stock Prices:

Exchange Ratio Calculator
-------------------------

                               Final
                              Parent
                               Stock     Exchange
                               Price        Ratio                Notes


Less than or equal to            $36       0.9091                o Exchange Ratio calculated as:
                              36 1/8       0.9070
                              36 1/4       0.9050
                              36 3/8       0.9029                _______________1_____________________
                                                                                -
                              36 1/2       0.9009                (Final Parent Stock Price x .02) +.38)
                              36 5/8       0.8989
                              36 3/4       0.8969
                              36 7/8       0.8949
                                  37       0.8929                o Maximum Exchange Ratio = .9091
                              37 1/8       0.8909
                              37 1/4       0.8889                o Minimum Exchange Ratio = 0.8333
                              37 3/8       0.8869
                              37 1/2       0.8850                o Table is illustrative.  Actual Final
                              37 5/8       0.8830                  Parent Stock Price shall be rounded to
                              37 3/4       0.8811                  four decimal places as shall the
                              37 7/8       0.8791                  Exchange Ratio.
                                  38       0.8772
                              38 1/8       0.8753
                              38 1/4       0.8734
                              38 3/8       0.8715
                              38 1/2       0.8696
                              38 5/8       0.8677
                              38 3/4       0.8658
                              38 7/8       0.8639
                                  39       0.8621
                              39 1/8       0.8602
                              39 1/4       0.8584
                              39 3/8       0.8565
                              39 1/2       0.8547
                              39 5/8       0.8529
                              39 3/4       0.8511
                              39 7/8       0.8493
                                  40       0.8475
                              40 1/8       0.8457
                              40 1/4       0.8439
                              40 3/8       0.8421
                              40 1/2       0.8403
                              40 5/8       0.8386
                              40 3/4       0.8368
                              40 7/8       0.8351
Greater than or equal to          41       0.8333


         The closing of the transaction is subject to certain conditions, including anti-trust clearance under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and approval by Megatest's stockholders. The transaction is expected to be accounted for as a pooling-of-interests.

         The  information  contained in the joint press  release of Teradyne and
Megatest,   dated  September  6,  1995,  attached  as  Exhibit  99.1  is  hereby incorporated by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)       Exhibits.

Exhibit No.        Description
-----------        -----------
99.1               Joint Press release of Teradyne and Megatest,
                    dated September 6, 1995



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                                      -4-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           Teradyne, Inc.
                                                           --------------
                                                           (Registrant)


Date: September 12, 1995                                   /s/ Richard J. Testa
                                                           --------------------
                                                           Richard J. Testa
                                                           Clerk

                                 EXHIBIT INDEX
                                 -------------


                                                           Page Number in
                                                           Sequentially Numbered
Exhibit No.        Description                             Copy
-----------        -----------                             -----------------
99.1               Joint Press release of Teradyne and
                    Megatest, dated September 6, 1995.     6

                                                                    Exhibit 99.1
                                                                    -----------
Corporate
News                                                                    TERADYNE
--------------------------------------------------------------------------------

Date:             September 6, 1995

For Release:      Immediate

                 TERADYNE, MEGATEST ANNOUNCE AGREEMENT TO MERGE

     BOSTON, MA Teradyne, Inc. and Megatest Corporation today announced that the two companies have entered into a definitive merger agreement. Under the terms of the proposed merger, which will take the form of a pooling of interests, each Megatest shareholder will receive between 0.8333 and 0.9091 share of Teradyne stock for each share of Megatest stock, the exact ratio depending on the market price of Teradyne common stock during the period prior to the completion of the transaction. At the closing price for Teradyne stock on September 1, the agreement values Megatest's currently outstanding shares at approximately $245 million. The transaction is subject to certain conditions, including anti-trust clearance under the Hart-Scott-Rodino Act and approval by Megatest stockholders. It is expected that the transaction will close in January, 1996.

     Teradyne, Inc., based in Boston, Massachusetts, is a leading manufacturer of automatic test equipment and connection systems for the electronics and telecommunications industries. Its sales in the year ending December 31, 1994 were $677 million, and it employs more than 4000 people worldwide. Its stock is listed on the New York Stock Exchange under the symbol TER.

     Megatest Corporation, based in San Jose, California, manufactures several lines of semiconductor test systems. Its sales in the fiscal year ending August 31, 1994 were $100 million. It employs 550 people worldwide. Its stock is traded on the NASDAQ National Capital Market under the symbol MEGT.

     Contacts:    Teradyne - Frederick Van Veen, Vice President (617) 422-2494
                           - George d'Arbeloff, Vice President (617) 422-2565
                  Megatest - Paul Emery, Vice President (408) 441-3170
--------------------------------------------------------------------------------